Exhibit 4.2

NUMBER Complete genomics SHARES GNOM- THIS CERTIFICATE IS TRANSFERABLE IN SOUTH SAINT PAUL, MN. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE SIDE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS ON SHARES. CUSIP 41020454K THIS CERTIFIES THAT is the owner of FULLY PAID AND NON-ASSESSABLE COMMON SHARES, 001.0$ PAR VALUE, OF COMPLETE GENOMICS, INC. (the “Corporation”) transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsedThis. certificate is not valid until countersigned and registered by the Transfer Agent and RegistrarThis. security is not a deposit or account and is not Federally insured or guaranteed. IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers. Dated: ASSISTANT SECRETARY AND CHIEF FINANCIAL OFFICER PRESIDENT AND CHIEF EXECUTIVE OFFICER AUTHORIZED SIGNATURE BY COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N .A. TRANSFER AGENT AND REGISTRAR

A STATEMENT OF ALL OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS AS ESTABLISHED BY THE CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, MAY BE OBTAINED BY ANY STOCKHOLDER UPON REQUEST AT THE OFFICES OF THE CORPORATION, AND THE CORPORATION WILL FURNISH ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A COPY OF SUCH STATEMENT. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: UTMA – ____________ Custodian ____________ TEN COM – as tenants in common (Cust) (Minor) TEN ENT – as tenants by entireties under Uniform Transfers to Minors JT TEN – as joint tenants with right of survivorship Act ________________________________ and not as tenants in common (State) Additional abbreviations may also be used though not in above list. For value received _____ hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint attorney to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.